Trade Receivables and Unbilled Revenue, Net - Summary of Trade Receivables and Unbilled Revenue (Detail) - USD ($) $ in Thousands	Mar. 31, 2021	Mar. 31, 2020
Trade and other receivables [abstract]
Trade receivables and unbilled revenue	$ 152,414	$ 149,345
Less: Allowances for ECL	(2,624)	(1,590)
Total	149,790	147,755
Non-current trade receivables	269
Current trade receivables and unbilled revenue	$ 149,521	$ 147,755